PRUDENTIAL WORLD FUND, INC.

PGIM Quant Solutions International Equity Fund (the Fund)

Supplement dated June 29, 2023, to the

Currently Effective Summary Prospectus and Prospectus

Effective July 1, 2023, contractual expense limitations will be implemented with respect to the Class A, Class C and Class Z shares of the Fund. To reflect these changes, the Fund's Summary Prospectus and Prospectus are hereby revised as follows effective July 1, 2023:

(i)In the section of the Prospectus and Summary Prospectus entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Z	Class R6

Management fees	0.75%	0.75%	0.75%	0.75%

Distribution and service (12b-1) fees	0.30%	1.00%	None	None

Other expenses	0.58%	1.12%	0.43%	0.21%

Total annual Fund operating expenses	1.63%	2.87%	1.18%	0.96%

Fee waiver and/or expense reimbursement	(0.18)%	(0.18)%	(0.18)%	(0.18)%

Total annual Fund operating expenses	1.45%	2.69%	1.00%	0.78%
after fee waiver and/or expense
reimbursement(1)

(1)PGIM Investments LLC (PGIM Investments) has contractually agreed, through February 28, 2025, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.45% of average daily net assets for Class A shares, 2.69% of average daily net assets for Class C shares, 1.00% of average daily net assets for Class Z shares and 0.78% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to February 28, 2025 without the prior approval of the Fund's Board of Directors.

LR1438

(ii)In the section of the Prospectus and Summary Prospectus entitled Fund Summary—Fund Fees and Expenses, the expense example table is deleted in its entirety and replaced with the following table:

	If Shares Are Redeemed				If Shares Are Not Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$689	$1,019	$1,372	$2,362	$689	$1,019	$1,372	$2,362

Class C	$372	$872	$1,498	$2,887	$272	$872	$1,498	$2,887

Class Z	$102	$357	$632	$1,416	$102	$357	$632	$1,416

Class R6	$80	$288	$513	$1,162	$80	$288	$513	$1,162

LR1438